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                                                                    EXHIBIT 10.9

                                    EXHIBIT C

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Warrant No. _________

                                                                  566,000 Shares
                                                         (Subject to Adjustment)

                          COMMON STOCK PURCHASE WARRANT

                               September 27, 2000

                  This certifies that, for value received, Venture Communications Corporation, a Nevada corporation ("Warrantholder") is entitled to subscribe for and purchase from Centergistic Solutions, Inc., a California corporation ("Company"), 566,000 shares of the Company's Common Stock ("Common Stock"), prior to the Expiration Date (as such term is defined below) at the price of $5.75 per share ("Exercise Price"), subject to the terms and conditions stated herein. This Warrant is issued pursuant to that certain Judgment Purchase Agreement dated as of September 27, 2000 (the "Agreement") by and among the Company, Affinitec Corporation, Klein & Wilson and Warrantholder.

         1.       Exercise of Warrant.

                  1.1 Manner of Exercise. The rights represented by this Warrant may be exercised in whole or in part by the holder hereof by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, at any time or times prior to the Expiration Date, accompanied by payment for the Common Stock so subscribed for in cash or certified bank or cashier's checks.

                  1.2 Exercise Period. This Warrant shall terminate September 27, 2005 (the "Expiration Date").

                  1.3 Delivery of Certificates. Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Warrantholder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Warrantholder shall have requested in the Notice of Exercise. If this Warrant is exercised in part, the Company shall deliver to the Warrantholder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such certificate or certificates.

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         2.       Representations and Warranties of Warrantholder. The
Warrantholder by accepting this Warrant represents and warrants as follows:

                  2.1 Investment Representation. The Warrant is acquired for Warrantholder's own account for investment purposes and not with a view to any offering or distribution and Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Common Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for Warrantholder's own account and not with a view to any offering or distribution in violation of applicable securities laws. Warrantholder acknowledges that shares of Common Stock issued upon exercise of this Warrant have not been registered under the Act and are "restricted securities" as that term is defined in Rule 144 promulgated under the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Warrantholder further acknowledges that the certificate(s) representing the Common Stock issued upon exercise of this Warrant shall be endorsed with a legend similar to the legend set forth on this Warrant and all other legends, if any, required by applicable federal and state securities laws to be placed on the certificate(s).

                  2.2 Tax Matters. Warrantholder understands that the acceptance and exercise of this Warrant has implications under the Internal Revenue Code and Warrantholder will consult its own tax counsel with respect thereto.

         3. Validity of Common Stock. The Company warrants and agrees that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         4. Adjustments. The number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

                  4.1 Adjustments for Stock Splits and Combinations. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

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                  4.2      Adjustments for Certain Dividends and Distributions.
In the event the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company and the Exercise Price therefor shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock then issuable on exercise of this Warrant and the Exercise Price therefor shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

                  4.3 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares or stock dividend or a capital reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4, then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein.

                  4.4 Adjustment for Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization or any merger of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such transaction referred to herein as a "Reorganization") involving the Common Stock then, as a part of such Reorganization, provision shall be made so that Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such Reorganization to which a holder of Common Stock deliverable upon exercise of this Warrant would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of Warrantholder after such Reorganization to the end that the provisions of this
Section 4 (including adjustments of the Exercise Price then in effect and number of shares of stock purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

                  4.5 Adjustment for Lower Priced Warrants and Options. To the extent that the Company issues a warrant or option for the purchase of shares of Common Stock of the Company to any person or entity who is not an employee, director or consultant of the Company

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providing for an exercise price of less than $5.23 per share, then the Exercise
Price pursuant to this Warrant shall be reduced to 110% of the lowest such exercise price.

                  4.6 Notice of Adjustments. Upon any adjustments of the Exercise Price or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Company shall give written notice of such adjustment by first class mail, postage prepaid, addressed to the holder of this Warrant at his address registered on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  4.7 Notice of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital transaction that the Company proposes to effect requiring adjustments pursuant to this Section 4 ("Capital Transaction"), the Company shall mail to Warrantholder at least twenty (20) days prior to the date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Capital Transaction is expected to become effective, and (3) the time, if any, that is to be fixed, as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Capital Transaction.

         5.       Transfer of Warrant.

                  (a) Until the obligations of Warrantholder pursuant to the Agreement are satisfied in full, this Warrant may not be sold, assigned, transferred or pledged without the prior written consent of the Company, which consent may be withheld for any reason in the sole and subjective discretion of the Company. Thereafter, this Warrant shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Warrant, which conditions are intended, among other things, to ensure compliance with the provisions of federal and state securities laws. Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrant held by the Warrantholder to agree to take and hold such Warrant subject to the provisions and upon the conditions specified in this Warrant.

                  (b) No transfer or assignment of this Warrant shall be made without compliance with the legend set forth on the first page of this Warrant.

                  (c) In order to effectuate any transfer of this Warrant, or any rights or obligations hereunder, the current Warrantholder must execute an assignment in form and substance reasonably acceptable to Company, the proposed transferee must execute an acknowledgment and agreement in form and substance reasonably acceptable to Company, and the Warrantholder and proposed transferee shall execute all other documents, representations and warranties which Company may reasonably request. No proposed transfer shall have any effect unless and until Company gives its written consent to the proposed transfer and acknowledges

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that the proposed transferee has become the current Warrantholder and registered owner of this Warrant.

         6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion of the ownership of and loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

                  (a) No Impairment. The Company will not, by amendment of its Fourth Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant at the time outstanding.

         7.       Miscellaneous Matters.

                  (a) As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and stock of any other class into which such presently authorized Common Stock may hereafter have been converted.

                  (b) As used herein, the word "person" shall mean an individual or entity.

                  (c) This Warrant and the name and address of the holder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

                  (d) This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

                  (e) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

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                  (f)      All notices under this Warrant shall be given as set
forth in the Agreement.

                                                  CENTERGISTIC SOLUTIONS, INC.,
                                                  a California corporation

                                                  By: __________________________

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                             SUBSCRIPTION AGREEMENT

                                                  ______________________, 200__

To: Centergistic Solutions, Inc.

                  The undersigned, pursuant to the provisions set forth in Warrant No. [______________], hereby agrees to subscribe for and purchase [__________________] shares of the Common Stock covered by such Warrant, and makes payment herewith in full for such Common Stock at the Exercise Price.

                  The undersigned represents and warrants to you that the undersigned is acquiring the shares covered hereby for the undersigned's own account for investment purposes and not with a view to any offering or distribution in violation of applicable securities laws.

                                        Signature:   ___________________________

                                        Printed Name
                                        And Title:   ___________________________
                                                     ___________________________

                                        Address:     ___________________________
                                                     ___________________________
                                                     ___________________________

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                                   ASSIGNMENT

                  FOR VALUE REVISED ___________________ hereby sells, assigns and transfers all of the undersigned under Warrrant No. [__________], with respect to the number of shares of Common Stock covered thereby set forth below unto:

Name of Assignee           Address           No. of Shares
----------------           -------           -------------

Dated: _________________, 200___.

                                        Signature:   ___________________________

                                        Printed Name
                                        And Title:   ___________________________
                                                     ___________________________

                                        Address:     ___________________________
                                                     ___________________________
                                                     ___________________________

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